SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Select Equity ETF

(the “Fund”)

Supplement dated December 3, 2024 to the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

dated April 29, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI for the Fund.

CI Financial Corp. (“CI”), the parent company of Segall Bryant & Hamill, LLC (“SBH”), the investment adviser to the Fund, entered into a definitive agreement with an affiliate of Mubadala Capital, the alternative asset management arm of Mubadala Investment Company, to take CI private (the “Transaction”). Following the closing of the Transaction (the “Closing”), CI will continue to operate with its current structure and management team and will be independent of Mubadala Capital’s other portfolio businesses. In addition, there are no plans to make any changes to the Fund resulting from the Transaction. The Transaction is currently expected to close during the second quarter of 2025.

The Transaction could be deemed to result in a change of control of SBH under the Investment Company Act of 1940, as amended (the “1940 Act”), and consequently, result in the assignment and automatic termination, pursuant to the 1940 Act, of the current investment advisory agreement between the Trust, on behalf of the Fund, and SBH.

The Board of Trustees will be considering SBH’s request to enter into (i) an interim advisory agreement between the Trust, on behalf of the Fund, and SBH (the “Interim Agreement”) and (ii) a new investment advisory agreement between the Trust, on behalf of the Fund, and SBH (the “New Agreement”), which is subject to shareholder approval.

The Interim Agreement, if approved, would become effective immediately upon the Closing. The Adviser would continue to manage the Fund pursuant to the Interim Agreement, unless and until the New Agreement is approved by shareholders. The Interim Agreement will expire on the date that is 150 days after the Closing, if the New Agreement has not been approved by that date. The New Agreement will become effective with respect to the Fund once approved by a “vote of a majority of the outstanding securities” of the Fund, as that phrase is defined in the 1940 Act.

The New Agreement will be submitted to shareholders of the Fund for approval at a Special Meeting of Shareholders (the “Meeting”) that is expected to be held in the second quarter of 2025. If you are a shareholder of record as of a to be determined record date (the “Record Date”), you will be eligible to vote at the Meeting. If you become a shareholder after the Record Date, you will not be eligible to vote at the Meeting. All shareholders of record as of the Record Date will receive a proxy statement further describing the Transaction and the proposal that such shareholders approve the New Agreement. The proxy statement will also provide shareholders with additional information regarding the Interim Agreement and the New Agreement, including the fact that the Fund’s advisory fee rate under the Interim Agreement and the New Agreement will be the same as the advisory fee rates currently in effect. The New Agreement will not become effective with respect to the Fund unless and until shareholder approval of the New Agreement has been obtained. If shareholder approval of the New Agreement is not obtained, the Board will consider other available options, including without limitation, liquidating the Fund.

The foregoing is not a solicitation of any proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE